THE NORTH CAROLINA
                               TAX FREE BOND FUND


                   a series of the Albemarle Investment Trust






                               ANNUAL REPORT 1997


                          FOR THE YEAR ENDED AUGUST 31






                               INVESTMENT ADVISOR
                             Boys, Arnold & Company
                             Post Office Drawer 5255
                            1272 Hendersonville Road
                      Asheville, North Carolina 28813-5255
                                 1-800-286-8038


                      THE NORTH CAROLINA TAX FREE BOND FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863



                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

October 14, 1997

Dear Shareholder:

For the fiscal year ended August 31, 1997, your Fund experienced good performance with continued growth in assets. Interest rates declined during the period, which led to price appreciation in addition to the interest income. The Fund had a total return of +7.7% (including income and price appreciation) after all expenses for the fiscal year ended August 31, 1997. At fiscal year end, the Fund had an average maturity of 15 years and an average overall quality rating of AAA. The net asset value per share at the beginning of the period of $10.32 increased to $10.63 by year end. Capital appreciation amounted to $.31 per share while income paid during the year totaled $.47 per share.

Last year, the Fund's assets under management increased over 50% and recently reached a new milestone exceeding $10 million. This increase in size affords the Fund greater economies of scale to purchase and sell bonds in more efficient block sizes which can enhance returns and lower operating costs as the Fund's fixed costs are spread across a larger asset base. In an effort to obtain the best service and lowest cost, the Fund's custodian and auditors were changed during the year. The new custodian is Fifth Third Bank in Cincinnati, Ohio and the new auditors are Deloitte & Touche LLP of Raleigh, NC.

The outstanding returns experienced in the stock market in recent years has attracted large amounts of investors' capital, but has not diminished the relative attractiveness of municipal bonds, in our opinion. The after-tax returns available today offer very high real rates of return from an historical perspective at a time when the risk in the equity markets is at lofty levels. We believe that investors in municipal bonds will be well rewarded in times when increased volatility returns to the equity markets.

The objectives of the Fund continue to be to provide current income exempt from Federal and North Carolina income taxes, to preserve capital, and to protect the portfolio against the effects of inflation. Our strategy is to maintain an intermediate-term average maturity portfolio of high quality North Carolina municipal bonds. We believe this will capture the majority of the income of longer term bonds, but with less risk to principal.

Municipal bonds represent one of the few alternatives available for investors to earn tax-free income. As always, we encourage investors to maintain a long-term perspective with respect to their investment in the Fund and to consider establishing a plan of regular investment. Your Fund, which has no sales charges or loads, is an efficient way to invest in a diversified portfolio of high quality North Carolina tax-free bonds. In addition to the direct purchase of the Fund through the Nottingham Company, the Fund's administrator, shareholders may purchase and hold their shares through either Wachovia Brokerage or Charles Schwab & Co.

We appreciate your continued trust and support, and we welcome your questions and comments. Please feel free to visit us if you are in the Asheville area.

Respectfully,

/s/ John B. Kuhns                           /s/ Jon Vannice
John B. Kuhns                               Jon Vannice

Past performance is no guarantee of future results. During the period, the Fund's Advisor and Administrator waived all or a portion of their fees and reimbursed a portion of the Fund's expense, which increased the total return and yield of the Fund.

                     THE NORTH CAROLINA TAX FREE BOND FUND

                    Performance Update - $10,000 Investment
             For the period from January 13, 1993 (commencement of
                         operations) to August 31, 1997

                                                           LEHMAN BROTHERS
                          NC TAX FREE BOND FUND            MUNI BOND INDEX
      13-Jan-93                 10,000.00                      10,000.00
      28-Feb-93                 10,366.28                      10,494.99
      31-May-93                 10,290.93                      10,547.62
      31-Aug-93                 10,655.97                      10,961.47
      30-Nov-93                 10,727.07                      11,009.71
      28-Feb-94                 10,724.26                      11,076.13
      30-May-94                 10,589.09                      10,807.96
      31-Aug-94                 10,696.41                      10,976.82
      30-Nov-94                 10,228.52                      10,431.39
      28-Feb-95                 11,019.31                      11,284.77
      31-May-95                 11,475.72                      11,792.61
      31-Aug-95                 11,568.85                      11,949.87
      30-Nov-95                 11,962.87                      12,402.88
      29-Feb-96                 12,102.77                      12,531.33
      31-May-96                 11,804.47                      12,331.45
      31-Aug-96                 12,069.76                      12,575.81
      30-Nov-96                 12,620.91                      13,131.89
      29-Feb-97                 12,642.60                      13,221.49
      31-May-97                 12,653.37                      13,352.44
      31-Aug-97                 13,000.88                      13,738.41

This graph depicts the performance of The North Carolina Tax Free Bond Fund versus the Lehman Brothers Muni Bond Index. It is important to note The North Carolina Tax Free Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

      Since Inception
    January 13, 1993 to           One year ended            Three years ended
      August 31, 1997            August 31, 1997             August 31, 1997

           5.83%                      7.71%                       6.72%

The graph assumes an initial $10,000 investment at January 13, 1993, and that all dividends and distributions are reinvested.

At August 31, 1997, the Fund would have grown to $13,001 - total investment return of 30.01% since January 13, 1993.

At August 31, 1997, a similar investment in the Lehman Brothers Muni Bond Index would have grown to $13,738 - total investment return of 37.38% since January 13, 1993.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.



                                                THE NORTH CAROLINA TAX FREE BOND FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1997

                                                                         Principal         Interest        Maturity          Value
                                                                           Amount            Rate            Date           (note 1)
MUNICIPAL OBLIGATIONS - 96.08%

Appalachian State University, North
   Carolina Utility System Revenue ................................         $150,000            5.90%      05-15-08         $161,354
Asheville, North Carolina
   Water System Revenue ...........................................          150,000            5.50%      08-01-11          154,991
Buncombe County, North Carolina
   Public Improvement General Obligation ..........................          100,000            5.80%      02-01-09          106,517
Buncombe County, North Carolina
   Solid Waste System Special Obligation Revenue ..................          200,000            5.60%      03-01-11          208,849
Cabarrus County, North Carolina
   General Obligation .............................................          250,000            5.40%      02-01-17          250,830
Charlotte-Mecklenburg Hospital
   Authorized North Carolina Health Care
   System Revenue .................................................          100,000            5.75%      01-01-12          102,828
Charlotte, North Carolina Public Improvement
   General Obligation .............................................          400,000            5.30%      04-01-08          415,292
Charlotte, North Carolina Water &
   Sewer General Obligation .......................................          400,000            5.60%      05-01-20          408,925
Charlotte, North Carolina Law Enforcement
   Facilities Project Series A Certificate
   of Participation ...............................................          100,000            6.10%      12-01-15          105,363
Concord, North Carolina Utilities
   System Revenue .................................................          200,000            5.75%      12-01-17          205,335
Concord, North Carolina Utilities
   System Revenue .................................................          125,000            5.50%      12-01-14          127,271
Currituck County, North Carolina
   General Obligation .............................................          300,000            5.40%      04-01-14          303,266
Dare County, North Carolina Utilities
   System Revenue .................................................          100,000            5.75%      06-01-14          104,591
Durham, North Carolina Public Improvement
   General Obligation .............................................          100,000            5.10%      02-01-07          102,898
Durham, North Carolina
   General Obligation Revenue .....................................          200,000            5.80%      02-01-12          212,596
Fayetteville, North Carolina Public
   Works Commission Revenue .......................................          100,000            4.80%      03-01-07           99,886
Fayetteville, North Carolina Public
   Works Commission Revenue .......................................          150,000            5.13%      03-01-10          150,569
Forsyth County, North Carolina
   General Obligation .............................................          200,000            4.75%      02-01-13          191,402
Gaston County, North Carolina
   General Obligation .............................................          175,000            5.70%      03-01-11          184,042
Gastonia, North Carolina Police Station
   Project Certificate of Participation ...........................          100,000            5.70%      08-01-15          101,775

                                                                                                                         (Continued)

                                                THE NORTH CAROLINA TAX FREE BOND FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1997

                                                                         Principal         Interest        Maturity          Value
                                                                           Amount            Rate            Date           (note 1)
MUNICIPAL OBLIGATIONS - (Continued)

Gastonia, North Carolina Street Improvement
   General Obligation Unlimited ...............................          $200,000             5.50%       05-01-13          $205,872
Greensboro, North Carolina
   General Obligation Unlimited ...............................           500,000             5.00%       03-01-12           492,663
Greensboro, North Carolina Public Improvement
   Series A General Obligation ................................           100,000             5.80%       04-01-07           107,022
High Point, North Carolina
   General Obligation Revenue .................................           100,000             5.60%       03-01-13           103,639
High Point, North Carolina
   General Obligation .........................................           200,000             5.00%       03-01-15           193,351
Lincolnton, North Carolina
   Enterprise System Revenue ..................................           200,000             5.38%       05-01-16           200,094
Mecklenburg County, North Carolina
   General Obligation .........................................           500,000             4.70%       04-01-11           483,080
Mecklenburg County, North Carolina
   Public Improvement General Obligation ......................           150,000             5.40%       04-01-04           157,515
Mecklenburg County, North Carolina
   Public Improvement General Obligation ......................           200,000             5.50%       04-01-11           207,765
Morganton, North Carolina Water
   & Sewer General Obligation Revenue .........................           100,000             5.70%       06-01-14           103,964
North Carolina Central University
   Housing System Revenue .....................................           200,000             5.80%       11-01-17           207,906
North Carolina Housing Finance Agency
   Multifamily Series A Revenue ...............................           100,000             5.80%       07-01-13           102,096
North Carolina Medical Care Commission
   Memorial Mission Hospital Project Revenue ..................           100,000             6.00%       10-01-12           105,499
North Carolina Municipal Power Agency -
   Number 1 - Catawba Electric Revenue ........................           100,000             6.00%       01-01-09           109,366
North Carolina Municipal Power Agency -
   Number 1 - Catawba Electric Revenue ........................           100,000             5.75%       01-01-15           102,951
North Carolina State
   Series A General Obligation ................................           300,000             5.10%       03-01-07           308,628
North Carolina State
   General Obligation .........................................           400,000             5.10%       06-01-10           404,551
North Carolina State Clean Water
   Series A General Obligation ................................           100,000             5.20%       06-01-10           101,942
North Carolina State Clean Water
   Series A General Obligation ................................           100,000             5.80%       06-01-16           104,687
North Carolina State University
   Centennial Campus B ........................................           500,000             5.13%       12-15-16           485,447
Onslow County, North Carolina
   General Obligation Unlimited ...............................           100,000             5.70%       03-01-13           104,430

                                                                                                                         (Continued)

                                                THE NORTH CAROLINA TAX FREE BOND FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1997

                                                                         Principal         Interest        Maturity          Value
                                                                           Amount            Rate            Date           (note 1)
MUNICIPAL OBLIGATIONS - (Continued)

   Pitt County, North Carolina Memorial
      Hospital Revenue .........................................       $  100,000             5.50%        12-01-15       $  100,021
   Raleigh, North Carolina
      General Obligation Unlimited .............................          200,000             5.25%        06-01-12          202,554
   Raleigh, North Carolina
      General Obligation Unlimited .............................          400,000             5.25%        06-01-13          402,536
   Rowan County, North Carolina
      General Obligation .......................................          150,000             5.60%        05-01-10          157,280
   Salisbury, North Carolina Water & Sewer
      General Obligation .......................................          100,000             5.30%        05-01-11          100,812
   Union County, North Carolina
      Enterprise System Revenue ................................          100,000             5.35%        06-01-09          103,305
   Union County, North Carolina
      Series A General Obligation ..............................          100,000             5.20%        06-01-12          100,285
   Union County, North Carolina
      Series B General Obligation ..............................          100,000             5.30%        05-01-15           99,784
   Wilmington, North Carolina Water
      General Obligation Revenue ...............................          100,000             5.60%        06-01-11          103,265
   Winston-Salem, North Carolina
      General Obligation .......................................          100,000             5.50%        06-01-12          103,157
                                                                                                                             -------

   Total Municipal Obligations (Cost $9,317,400) ...............                                                           9,564,047
                                                                                                                           ---------

INVESTMENT COMPANY - 2.32%
      North Carolina Municipal Cash Trust ......................          230,774                                            230,774
                                                                                                                             -------
      (Cost $230,774 )

Total Value of Investments (Cost $9,548,174 (a)) ...............                                           98.40 %         9,794,821
Other Assets In Excess of Liabilities ..........................                                            1.60 %           159,474
                                                                                                           ------         ----------
   Net Assets ..................................................                                           100.00 %       $9,954,295
                                                                                                           ======         ==========

(a) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

      Unrealized appreciation                                                                            $268,481
      Unrealized depreciation                                                                             (21,834)
                                                                                                          -------

                 Net unrealized appreciation                                                             $246,647
                                                                                                         ========



See accompanying notes to financial statements

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 August 31, 1997


ASSETS
   Investments, at value (cost $9,548,174) ....................     $ 9,794,821
   Cash .......................................................           6,508
   Interest receivable ........................................         159,591
                                                                        -------

      Total assets ............................................       9,960,920
                                                                      ---------

LIABILITIES
   Accrued expenses ...........................................           4,913
   Due to advisor (note 2) ....................................           1,712
                                                                          -----

      Total liabilities .......................................           6,625
                                                                          -----

NET ASSETS
   (applicable to 936,344 shares outstanding; unlimited
   shares of no par value beneficial interest authorized) .....     $ 9,954,295
                                                                    ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
   ($9,954,295 / 936,344 shares) ..............................     $     10.63
                                                                    ===========

NET ASSETS CONSIST OF
   Paid-in capital ............................................     $ 9,768,746
   Accumulated net realized loss on investments ...............         (61,098)
   Net unrealized appreciation on investments .................         246,647
                                                                        -------
                                                                    $ 9,954,295
                                                                    ===========


See accompanying notes to financial statements

                     THE NORTH CAROLINA TAX FREE BOND FUND

                            STATEMENT OF OPERATIONS

                           Year ended August 31, 1997


INVESTMENT INCOME

   Income
      Interest ...................................................    $ 400,724
      Dividends ..................................................        5,870
                                                                          -----

         Total income ............................................      406,594
                                                                        -------

   Expenses
      Investment advisory fees (note 2) ..........................       26,663
      Fund administration fees (note 2) ..........................       11,427
      Shareholder service fees (note 3) ..........................       19,045
      Custody fees ...............................................        5,555
      Registration and filing administration fees (note 2) .......          249
      Fund accounting fees (note 2) ..............................       21,000
      Audit fees .................................................        9,151
      Legal fees .................................................        8,650
      Securities pricing fees ....................................        6,019
      Shareholder recordkeeping fees .............................          974
      Other fees .................................................        2,350
      Shareholder servicing expenses .............................        4,246
      Registration and filing expenses ...........................          333
      Printing expenses ..........................................        3,340
      Trustee fees and meeting expenses ..........................        5,814
      Other operating expenses ...................................        3,525
                                                                          -----

         Total expenses ..........................................      128,341
                                                                        -------

         Less:
            Expense reimbursements (note 2) ......................       (9,244)
            Investment advisory fees waived (note 2) .............      (26,663)
            Fund administration fees waived (note 2) .............       (8,718)
            Shareholder service fees waived (note 3) .............      (19,045)
                                                                        -------

         Net expenses ............................................       64,671
                                                                         ------

            Net investment income ................................      341,923
                                                                        -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions ................       32,653
   Increase in unrealized appreciation on investments ............      190,154
                                                                        -------

      Net realized and unrealized gain on investments ............      222,807
                                                                        -------

         Net increase in net assets resulting from operations ....    $ 564,730
                                                                      =========


See accompanying notes to financial statements


                                                THE NORTH CAROLINA TAX FREE BOND FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




                                                                                                    Year ended           Year ended
                                                                                                     August 31            August 31
                                                                                                        1997                 1996
INCREASE IN NET ASSETS

  Operations
     Net investment income ...............................................................         $   341,923          $   239,837
     Net realized gain from investment transactions ......................................              32,653                8,543
     Increase (decrease) in unrealized appreciation on investments .......................             190,154              (64,001)
                                                                                                       -------              -------

        Net increase in net assets resulting from operations .............................             564,730              184,379
                                                                                                       -------              -------

  Distributions to shareholders from
     Net investment income ...............................................................            (341,923)            (241,358)
                                                                                                      --------             --------

  Capital share transactions
     Increase in net assets resulting from capital share transactions (a) ................           3,330,981            2,274,337
                                                                                                     ---------            ---------

           Total increase in net assets ..................................................           3,553,788            2,217,358

NET ASSETS

  Beginning of period ....................................................................           6,400,507            4,183,149
                                                                                                     ---------            ---------

  End of period ..........................................................................         $ 9,954,295          $ 6,400,507
                                                                                                   ===========          ===========



(a) A summary of capital share activity follows:
                                                                      Year ended                               Year ended
                                                                    August 31, 1997                          August 31, 1996

                                                              Shares              Value                Shares               Value

Shares sold ....................................             363,128          $ 3,821,326              273,835          $ 2,873,661
Shares issued for reinvestment
  of distributions .............................              25,239              266,015               19,626              204,428
                                                              ------              -------               ------              -------

                                                             388,367            4,087,341              293,461            3,078,089

Shares redeemed ................................             (71,933)            (756,360)             (77,223)            (803,752)
                                                             -------             --------              -------             --------

  Net increase .................................             316,434          $ 3,330,981              216,238          $ 2,274,337
                                                             =======          ===========              =======          ===========


See accompanying notes to financial statements


                                                THE NORTH CAROLINA TAX FREE BOND FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)
                                                                                                                          For the
                                                                                                                        period from
                                                                                                                    January 13, 1993
                                                                                                                    (commencement of
                                                                 Year ended   Year ended    Year ended   Year ended  operations) to
                                                                  August 31,   August 31,    August 31,   August 31,    August 31,
                                                                     1997         1996          1995         1994          1993

Net asset value, beginning of period ...........................   $10.32       $10.36        $10.02       $10.40          $10.00

   Income from investment operations
      Net investment income ....................................     0.47         0.48          0.45         0.42           0.24
      Net realized and unrealized gain (loss) on investments ...     0.31        (0.04)         0.34        (0.38)          0.40
                                                                     ----        -----          ----        -----           ----

         Total from investment operations ......................     0.78         0.44          0.79         0.04           0.64
                                                                     ----         ----          ----         ----           ----

   Distributions to shareholders from
      Net investment income ....................................    (0.47)       (0.48)        (0.45)       (0.42)         (0.24)
                                                                    -----        -----         -----        -----          -----

Net asset value, end of period .................................   $10.63       $10.32        $10.36       $10.02         $10.40
                                                                   ======       ======        ======       ======         ======

Total return ...................................................     7.71%        4.33%         8.16%        0.38%         10.43%(a)
                                                                     ====         ====          ====         ====          =====

Ratios/supplemental data

   Net assets, end of period ...................................$9,954,295   $6,400,507    $4,183,149   $3,929,053      $2,423,995
                                                                ==========   ==========    ==========   ==========      ==========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees ............     1.68%        2.24%         2.76%        3.26%          3.50%(a)
      After expense reimbursements and waived fees .............     0.85%        0.85%         0.85%        0.84%          0.77%(a)

   Ratio of net investment income to average net assets
      Before expense reimbursements and waived fee .............     3.65%        3.21%         2.65%        1.67%          1.25%(a)
      After expense reimbursements and waived fees .............     4.49%        4.60%         4.56%        4.09%          3.98%(a)

   Portfolio turnover rate .....................................    19.72%        9.96%        83.12%       22.82%          0.00%

(a)      Annualized.

See accompanying notes to financial statements

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The North Carolina Tax Free Bond Fund (the "Fund") is a non-diversified series of shares of beneficial interest of the Albemarle Investment Trust (the "Trust"). The Trust is an open-ended investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The Fund began operations on January 13, 1993. The investment objective is to provide current income exempt from Federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price on the day of valuation. Other securities are valued at the most recent bid price. Securities for which market quotations are not readily available are valued by an independent pricing service which takes into consideration institutional bid and last sale prices, securities prices, yields, maturities, call features, ratings and institutional trading in similar groups of securities; or if not available from the pricing service, the value of a security is determined following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

                  The Fund invests in debt instruments of municipal issuers within the state of North Carolina. The issuers' abilities to meet their obligations may be affected by economic developments in the state of North Carolina.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net realized gains (losses) may differ for financial statements and tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for tax purposes.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis.

         D. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Fund generally declares dividends daily, payable monthly on a date selected by the Fund's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending August 31.

                  The Fund has capital loss carryforwards for federal income tax purposes of $45,273 and $15,825 which expire in the year 2003 and 2005, respectively. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  Of the $341,923 of distributions to shareholders ($0.47 per share) during the fiscal year ended August 31, 1997, the Fund has determined that all distributions made qualify as exempt-interest

                                                                     (Continued)

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997



                  dividends for federal income tax purposes. Shareholders are advised to consult with their professional tax advisor regarding the state income tax implications of these distributions.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimates.

         F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Act.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement (commenced April 1, 1994), Boys, Arnold & Company, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.35% of the Fund's average daily net assets. Prior to April 1, 1994, T. Leavell & Associates acted as investment advisor to the Fund and received a fee at the annual rate of 0.25% of the Fund's first $100 million of average daily net assets and 0.10% of average daily net assets over $100 million. For the fiscal year ending August 31, 1997, the Advisor has voluntarily waived its fees amounting to $26,663 ($0.04 per share) and has reimbursed the Fund for operating expenses totaling $9,244 to limit those expenses to no more than 0.85% of the average annual net assets of the Fund.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administrative, accounting, and recordkeeping services shall not be less than $3,000 per

                                                                     (Continued)

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997



         month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. The Administrator has voluntarily waived fees of $8,718 ($0.01 per share) for the fiscal year ended August 31, 1997.

         Certain trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - SHAREHOLDER SERVICING FEES

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a Shareholder Servicing Fee Plan (the "Plan"). The Plan regulates the manner in which a regulated investment company may assume expenses from the servicing and maintenance of shareholder accounts.

         The Plan provides that the Fund may incur certain expenses for payment to persons for providing services including, but not limited to, responding to shareholder inquiries, providing information on shareholders' investments in the Fund, and providing such other shareholder services as the Trust may reasonably request. The basis for amounts paid under the Plan is determined by the Board of Trustees. Expenses pursuant to the Plan may not exceed 0.25% of the Fund's average daily net assets per annum since inception of the Plan, nor exceed 0.25% per annum of the average net assets of the shareholder accounts being serviced. Such fees were waived in their entirety in the current year.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $4,597,732 and $1,455,424, respectively, for the fiscal year ended August 31, 1997.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Albemarle Investment Trust:

We have audited the accompanying statement of assets and liabilities of The North Carolina Tax Free Bond Fund (a portfolio of the Albemarle Investment Trust), including the portfolio of investments, as of August 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years in the period ended August 31, 1995 were audited by other auditors, whose reports thereon dated September 29, 1995, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 and 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The North Carolina Tax Free Bond Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the two years then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP

Pittsburgh, Pennsylvania
September 19, 1997